                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934



                                AUGUST 26, 1998
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                           DELTIC TIMBER CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                      1-12147                  71-0795870
(STATE OR OTHER JURISDICTION        (COMMISSION              (I.R.S. EMPLOYER
     OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)



     210 EAST ELM STREET, EL DORADO, ARKANSAS                    71730
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (870) 881-9400


                               (NOT APPLICABLE)
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item. 5. On August 26, 1998, Deltic Timber Purchasers, Inc. a wholly-owned subsidiary of the Registrant, completed the purchase of approximately 16,300 acres of strategically located, well-stocked timberland located in Bradley, Columbia, Dallas and Union Counties, Arkansas from RII Timberland Partners I, L.P. Consideration for the purchase was $45.7 million, and funds were accessed from the Registrant's existing credit facility.

          See the attached press release dated August 26, 1998 included as a part of this report as Exhibit 1.

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Deltic Timber Corporation



                                         By: /s/ W. BAYLESS ROWE
                                             ---------------------------
Date:       September 4, 1998                W. Bayless Rowe, Secretary